UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________________
FORM 8-K
_____________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) November 1, 2020
 _____________________________________________
MPLX LP
(Exact name of registrant as specified in its charter)
_____________________________________________

Delaware	001-35714	27-0005456
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 E. Hardin Street, Findlay, Ohio 45840
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (419) 421-2414
_____________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Units Representing Limited Partnership Interests	MPLX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 1.01	Entry into a Material Definitive Agreement.
On November 1, 2020, certain wholly owned subsidiaries (the “MPLX Parties”) of MPLX LP, a Delaware limited partnership (“MPLX”), and certain wholly owned subsidiaries (the “MPC Parties”) of Marathon Petroleum Corporation, a Delaware corporation (“MPC”), entered into a Terminal Services Agreement (the “2020 Terminal Services Agreement”) pursuant to which the applicable MPLX Parties will provide the applicable MPC Parties with terminal services, including the receipt, storage, transshipment, blending, additization, handling and redelivery of petroleum products, as well as ethanol denaturing and other services as mutually agreed to by the parties. MPC owns the general partner and majority limited partnership interests in MPLX. Under the terms of the 2020 Terminal Services Agreement, the MPC Parties will pay the MPLX Parties a monthly throughput fee based on the volume of products throughput at each respective terminal, as well as a fixed monthly storage services fee at each respective terminal where storage services are provided.  The 2020 Terminal Services Agreement replaces and simplifies several existing terminal services agreements that were entered into by subsidiaries of Andeavor LLC, a wholly owned subsidiary of MPC, and Andeavor Logistics LP, a wholly owned subsidiary of MPLX.
The initial term of the 2020 Terminal Services Agreement varies by terminal, and generally ranges from one to approximately 6 years, which terms may be extended, depending on the terminal, for one or more renewal periods for up to two renewal options of five years each.
The foregoing description is not complete and is qualified in its entirety by reference to the 2020 Terminal Services Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description

10.1	Terminal Services Agreement, dated as of November 1, 2020, by and among the MPLX LP and Marathon Petroleum Corporation subsidiaries party thereto
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MPLX LP

	By:	MPLX GP LLC, its General Partner

Date: November 5, 2020	By:	/s/ Molly R. Benson
Name: Molly R. Benson
Title: Vice President, Chief Securities, Governance & Compliance Officer and Corporate Secretary